Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PureDepth, Inc. do hereby certify that:

(a) the Quarterly Report on Form 10-QSB of PureDepth, Inc. for the quarter ended October 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PureDepth, Inc.

Dated: December 15, 2006

/s/ Fred Angelopoulos

Fred Angelopoulos
President and Chief Executive Officer

/s/ Robert O’Callahan

Robert O’Callahan, Chief Financial Officer